                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05689

Morgan Stanley Municipal Premium Income Trust
               (Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036
         (Address of principal executive offices)                     (Zip code)

Ronald E. Robison
522 Fifth Avenue, New York, New York 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: May 31, 2007

Date of reporting period: May 31, 2007


Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Municipal Premium Income Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

INCOME EARNED BY CERTAIN SECURITIES IN THE PORTFOLIO MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

FUND REPORT

For the year ended May 31, 2007

MARKET CONDITIONS

The economy sent mixed signals about its overall strength during the fiscal reporting year. Early in the period economic growth moderated, prompting the Federal Open Market Committee (the "Fed") to pause in its two-year long campaign of raising the target federal funds rate following its last increase in June 2006. As the months progressed, weaker consumer spending, rising energy prices and ongoing geopolitical uncertainty continued to weigh on the economy, as did a contraction in the residential real estate sector. In early 2007, turmoil in the sub-prime mortgage market intensified concerns about the sector, contributing to a sharp decline in the equity market in late February which led to a "flight to quality" that forced yields on U.S. Treasury bonds lower and prices higher. Although the Fed continued to hold interest rates steady, the changing economic and financial picture led to a more neutral monetary bias and market speculation of a potential decrease in interest rates. In the last weeks of the period, the economy began to show signs of improvement while strong employment growth raised concerns about inflation. These factors created a more favorable outlook and dispelled expectations of Fed easing in the near future.

The municipal bond market rallied in the initial months of the period, with yields on long-term issues (as represented by the 30-year AAA rated municipal bond) declining from 4.55 percent at the beginning of the period to 3.90 percent by the end of November 2006. During the second half of the period, long-term municipal rates reversed course, rising to 4.25 percent by the end of May 2007. The slope of the municipal yield curve steepened slightly at the end of the reporting period, but still remained relatively flat with only a 62 basis point yield differential, or "pick-up", between 30-year maturities and one-year maturities as of the end of May. In comparison, the yield pick-up from one to 30 years has averaged 155 basis points over the past three years.

Declining interest rates in the fourth quarter of 2006 spurred a rebound in municipal bond issuance that led new issue volume for the year to reach $383 billion, the second highest on record and only 6 percent below 2005's record pace. In the first five months of 2007, new issue municipal volume increased by 30 percent, reaching a total of $173 billion. The low level of interest rates also fueled a surge in refundings, which was the key driver of the strong new issue supply during much of the period. The top five issuing states during the fiscal year were California, Texas, New York, Florida, and Illinois. Together, these states accounted for 42 percent of total volume.

Strong demand by institutional investors and non-traditional buyers, including hedge funds and arbitrage accounts, helped long-term municipal bonds to slightly outperform Treasuries for the period. The 30-year municipal-to-Treasury yield ratio, which measures the relative attractiveness of these two sectors, declined slightly from 87 percent at the beginning of the period to 85 percent by period end. A declining ratio indicates that municipals outperformed Treasuries while at the same time becoming more expensive (less attractive) on a relative basis. Traditional retail buying was mixed as lower interest rates softened demand for all but, higher-yielding issues.

PERFORMANCE ANALYSIS


For the 12-month period ended May 31, 2007, the net asset value (NAV) of Morgan Stanley Municipal Premium Income Trust (PIA) decreased from $10.13 to $10.05 per share. Based on this change plus reinvestment of dividends and capital gains distributions totaling $0.643564 per share (including tax-free dividends of $0.50 per share), the Fund's total NAV return was 6.04 percent. PIA's value on the New York Stock Exchange (NYSE) moved from $9.12 to $9.49 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Fund's total market return was 11.22 percent. PIA's NYSE market price was at a 5.57 percent discount to its NAV. During the fiscal period, the Fund purchased and retired 410,600 shares of common stock at a weighted average market discount of 6.43 percent. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2007, declared in March, were unchanged at $0.04 per share. The dividend reflects the current level of the Fund's net investment income. PIA's level of undistributed net investment income was $0.052 per share on May 31, 2007 versus $0.094 per share 12 months earlier.(1)

During the reporting period, the Fund's interest-rate positioning continued to reflect our anticipation of higher rates. This strategy helped the Fund's total returns at the beginning of the period when interest rates rose, but tempered returns later in the period when rates declined. At the end of May, the Fund's option-adjusted duration* was positioned at 11.7 years. To reduce the Fund's duration, U.S. Treasury futures hedges and a Bond Market Association (BMA) interest rate swap contract were used.

The Fund's exposure to BBB rated investment grade bonds increased slightly during the period. New purchases here continued to include additional bonds in the tobacco sector, which had a positive impact on performance as tighter quality spreads helped these lower-rated issues outperform. The Fund's performance was also enhanced by several holdings that appreciated when they were pre-refunded.** Overall, the Fund continued to maintain its high quality bias with over 75 percent of the portfolio rated A or better. Reflecting a commitment to diversification, the Fund's net assets of approximately $271 million including preferred shares were invested among 14 long-term sectors and 88 credits. As of the close of the period the Fund's largest allocations were to the water & sewer, transportation, and hospital sectors.

As discussed in previous reports, the total income available for distribution to holders of common shares includes incremental income provided by the Fund's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities ranging from one week to two years. Incremental income to holders of common shares depends on two factors: the amount of ARPS outstanding and the spread between the portfolio's cost yield and its ARPS auction rate and expenses. The greater the spread and the higher the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to holders of common shares. The level of net investment income available for distribution to holders of common shares varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

The Fed's two-year campaign of interest rate increases made the cost of ARPS more expensive, which reduced the benefits of leverage. During the 12-month reporting period, ARPS leverage contributed approximately $0.05 per share to common-share earnings. The Fund had five ARPS series totaling $100 million, representing 37 percent of net assets, including preferred shares. Weekly ARPS rates ranged from 3.053 to 3.95 percent during the fiscal period.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Fund may also utilize procedures to reduce or eliminate the amount of ARPS outstanding, including their purchase in the open market or in privately negotiated transactions.

----------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

(1) Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).
* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-interest-rate environments, while funds with longer durations perform better when rates decline. Duration calculations are adjusted for leverage.
** Pre-refunding, or advance refunding, is a financing structure under which new bonds are issued to repay an outstanding bond issue on its first call date.

   TOP FIVE SECTORS
   Water & Sewer                                       27.9%
   Transportation                                      26.4
   Hospital                                            25.2
   IDR / PCR ***                                       14.6
   Public Power                                        13.8

   LONG-TERM CREDIT ANALYSIS
   Aaa/AAA                                             53.2%
   Aa/AA                                               14.2
   A/A                                                  9.5
   Baa/BBB                                             17.0
   Ba/BB or Less                                        2.0
   N/R                                                  4.1

*** Industrial Development/Pollution Control Revenue
Data as of May 31, 2007. Subject to change daily. All percentages for top five sectors are as a percentage of net assets applicable to common shareholders. All percentages for long-term credit analysis are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY TRUST PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE TRUST'S SECOND AND FOURTH FISCAL QUARTERS. THE SEMIANNUAL REPORTS AND THE ANNUAL REPORTS ARE FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) ON FORM N-CSRS AND FORM N-CSR, RESPECTIVELY. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO TRUST SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY TRUST ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE TRUST'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of May 31, 2007


WEIGHTED AVERAGE MATURITY: 20 YEARS(A)

0-5                                                                                5
6-10                                                                               5
11-15                                                                             23
16-20                                                                             20
21-25                                                                             22
26-30                                                                             15
31+                                                                               10

(a)  Where applicable maturities reflect mandatory tenders, puts and call dates.

     Portfolio structure is subject to change.

                       Geographic Summary of Investments
           Based on Market Value as a Percent of Total Net Investment

Alabama................     1.4%
Alaska.................     0.7
Arizona................     5.3
Arkansas...............     0.4
California.............    12.2
Colorado...............     3.0
District of Columbia...     1.2
Florida................     7.0
Georgia................     5.3
Illinois...............     4.5
Indiana................     1.9
Iowa...................     1.2
Kansas.................     0.6
Kentucky...............     1.3
Louisiana..............     2.0
Maryland...............     2.0
Massachusetts..........     0.4
Michigan...............     2.6
Minnesota..............     0.5
Missouri...............     1.3
Nevada.................     1.6
New Jersey.............     4.8
New York...............    15.3
Ohio...................     2.2
Pennsylvania...........     5.7
Rhode Island...........     1.2
South Carolina.........     2.0
Tennessee..............     1.7
Texas..................     6.9
Utah...................     1.3
Virginia...............     0.4
Washington.............     2.1
                          -----
Total(+)...............   100.0%
                          =====

------------------

+ Does not include open futures contracts with an underlying face amount of $17,703,125 with total unrealized appreciation of $122,437 and an open swap contract with unrealized appreciation of $42,378.

CALL AND COST (BOOK) YIELD STRUCTURE
(Based on Long-Term Portfolio) As of May 31, 2007


YEARS BONDS CALLABLE -- WEIGHTED AVERAGE CALL PROTECTION: 6 YEARS

2007(a)                                                                            2
2008                                                                              11
2009                                                                               2
2010                                                                               4
2011                                                                               7
2012                                                                               6
2013                                                                              14
2014                                                                              19
2015                                                                              11
2016                                                                              17
2017+                                                                              7

COST (BOOK) YIELD(B) -- WEIGHTED AVERAGE BOOK YIELD: 5.2%

2007(a)                                                                          6.80
2008                                                                             5.90
2009                                                                             5.60
2010                                                                             5.50
2011                                                                             5.10
2012                                                                             4.70
2013                                                                             5.00
2014                                                                             4.80
2015                                                                             4.90
2016                                                                             5.20
2017+                                                                            6.00

(a)  May include issues initially callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Fund's operating expenses. For example, the Fund is earning a book yield of 6.8% on 2% of the long-term portfolio that is callable in 2007.

    Portfolio structure is subject to change.

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES


The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund's performance for the one-, three- and five-year periods ended November 30, 2006, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund's performance was competitive with that of its performance peer group.

FEES RELATIVE TO OTHER PROPRIETARY FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES


The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Fund.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the advisory and administrative fee (together, the "management fee") rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund's management fee rate and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE


The Board reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is a closed-end fund and, therefore, that the Fund's assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

PROFITABILITY OF THE ADVISER AND AFFILIATES


The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

FALL-OUT BENEFITS


The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Fund shares and "float" benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the float benefits were relatively small and that the commissions were competitive with those of other broker-dealers.

SOFT DOLLAR BENEFITS


The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Fund ("soft dollars"). The Board noted that the Fund invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE FUND'S NEEDS


The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE FUND AND THE ADVISER


The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS


The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

GENERAL CONCLUSION


After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2007

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
---------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (173.2%)
            General Obligation (8.7%)
            California,
$  5,000      Economic Recovery, Ser 2004 A++........................  5.00 %    07/01/16   $  5,224,800
   3,000      Various Purpose Dtd 12/01/05...........................  5.00      03/01/27      3,126,030
   4,000      Various Purpose Dtd 11/01/06+++........................  4.50      10/01/36      3,857,720
   2,500    Chicago Park District, Illinois, 2004 Ser A (Ambac)......  5.00      01/01/28      2,603,475
                                                                                            ------------
--------
                                                                                              14,812,025
  14,500
                                                                                            ------------
--------
            Appropriation (11.4%)
   1,000    Jefferson County, Alabama, School Ser 2004 A.............  5.50      01/01/22      1,075,550
   2,000    Golden State Tobacco Securitization Corporation,
              California, Enhanced Asset Backed Ser 2005 A...........  5.00      06/01/45      2,056,420
   1,000    Kern County Board of Education, California, Refg 2006 Ser
              A COPs (MBIA)..........................................  5.00      06/01/31      1,046,090
            Fort Collins, Colorado,
   2,040      Ser 2004 A COPs (Ambac)................................  5.375     06/01/21      2,189,838
   2,155      Ser 2004 A COPs (Ambac)................................  5.375     06/01/22      2,311,927
   3,000    District of Columbia, Ballpark, Ser 2006 B-1 (FGIC)......  5.00      02/01/31      3,136,050
   5,000    Charleston County School District, South Carolina, Ser
              2004 A.................................................  5.00      02/01/22      5,250,950
   2,400    Goat Hill Properties, Washington, Governmental Office Ser
              2005 (MBIA)............................................  5.00      12/01/33      2,482,632
                                                                                            ------------
--------
                                                                                              19,549,457
  18,595
                                                                                            ------------
--------
            Dedicated Tax (9.6%)
   1,855    Fenton, Missouri, Gravois Bluffs Refg Ser 2006...........  4.50      04/01/21      1,858,246
   2,000    New Jersey Economic Development Authority, Cigarette Tax
              Ser 2004...............................................  5.75      06/15/29      2,150,360
   2,000    New York City Industrial Development Agency, New York,
              Yankee Stadium Ser 2006 (FGIC).........................  5.00      03/01/46      2,086,380
   2,000    New York City Transitional Finance Authority, New York,
              Refg 2003 Ser A.........................................550++++++  11/01/26      2,132,540
   8,000    New York State Local Government Assistance Corporation,
              Refg Ser 1997 B (MBIA).................................  5.00      04/01/21      8,156,640
                                                                                            ------------
--------
                                                                                              16,384,166
  15,855
                                                                                            ------------
--------
            Education (8.2%)
   2,500    University of Alabama, Ser 2004 A (MBIA).................  5.25      07/01/20      2,679,875
   2,000    California Educational Facilities Authority, Mills
              College Ser 2005 A.....................................  5.00      09/01/34      2,062,580
   2,000    California Infrastructure & Economic Development Bank,
              The Scripps Research Institute Ser 2005 A..............  5.00      07/01/29      2,082,880

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2007 continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
---------------------------------------------------------------------------------------------------------
$  2,000    Broward County Educational Facilities Authority, Florida,
              Nova Southeastern University Ser 2006 (AGC)............  5.00 %    04/01/31   $  2,069,900
   5,000    Swarthmore Boro Authority, Pennsylvania, Swarthmore
              College Ser 2001.......................................  5.00      09/15/31      5,155,200
                                                                                            ------------
--------
                                                                                              14,050,435
  13,500
                                                                                            ------------
--------
            Hospital (25.2%)
   2,000    Glendale Industrial Development Authority, Arizona,
              John C Lincoln Health Ser 2005 B.......................  5.00      12/01/37      2,014,320
   1,000    Washington County, Arkansas, Washington Regional Medical
              Center Ser 2005 A......................................  5.00      02/01/35      1,009,120
   1,000    California Statewide Community Development Authority,
              Huntington Memorial Hospital Ser 2005..................  5.00      07/01/27      1,024,340
   1,400    Colorado Health Facilities Authority, Adventist/Sunbelt
              Ser 2006 D.............................................  5.25      11/15/35      1,457,666
   8,000    South Miami Health Facilities Authority, Florida, Baptist
              Health South Florida Group Ser 2007+++.................  5.00      08/15/42      8,188,960
   3,000    Indiana Health & Educational Facility Financing
              Authority, Clarian Health Ser 2006 A...................  5.25      02/15/40      3,091,680
   2,000    Indiana Health Facilities Financing Authority, Community
              Hospital Health Ser 2005 A (Ambac).....................  5.00      05/01/35      2,073,320
   1,500    Lawrence Memorial Hospital, Kansas Ser 2006..............  5.125     07/01/36      1,527,195
            Louisiana Public Facilities Authority,
   3,000      Baton Rouge General Medical Center - FHA Insured Mtge
              Ser 2004 (MBIA)........................................  5.25      07/01/33      3,160,170
   2,000      Ochsner Clinic Ser 2002................................  5.50      05/15/32      2,087,500
   1,000    Maryland Health & Higher Education Facilities Authority,
              Johns Hopkins Hospital Ser 2003........................  5.00      11/15/28      1,038,220
   3,500    Kent Hospital Finance Authority, Michigan, Metropolitan
              Hospital Ser 2005 A....................................  6.25      07/01/40      3,877,300
   3,000    Michigan Hospital Finance Authority, Henry Ford Health
              Refg Ser 2006 A........................................  5.25      11/15/46      3,105,270
   1,100    Glencoe, Minnesota, Glencoe Regional Health Ser 2005.....  5.00      04/01/31      1,105,236
   1,000    Reno, Nevada, Renown Regional Medical Center Ser 2007
              A......................................................  5.25      06/01/37      1,038,630
   2,000    New York State Dormitory Authority, Montefiore Hospital -
              FHA Insured Mtge Ser 2004 (FGIC).......................  5.00      08/01/29      2,089,840
   2,000    Allegheny County Hospital Development Authority,
              Pennsylvania, West Penn Allegheny Health Ser 2007 A
              (WI)+++................................................  5.375     11/15/40      2,038,900
   3,000    Johnson City Health & Educational Facilities Board,
              Tennessee, Mountain States Health Ser 2006 A...........  5.50      07/01/36      3,167,700
                                                                                            ------------
--------
                                                                                              43,095,367
  41,500
                                                                                            ------------
--------

12
                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2007 continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
---------------------------------------------------------------------------------------------------------
            Housing (1.7%)
$    105    Colorado Housing & Finance Authority, Ser 1997 A-2
              (AMT)..................................................  7.25 %    05/01/27   $    107,963
   2,430    Maryland Department of Housing and Community Development
              Administration, Ser 2006 P (AMT).......................  4.625     09/01/31      2,349,009
     320    Minnesota Housing Finance Agency, Rental 1995 Ser D
              (MBIA).................................................  6.00      02/01/22        322,419
     135    Missouri Housing Development Commission, Homeownership
              1996 Ser D (AMT).......................................  7.10      09/01/27        138,357
                                                                                            ------------
--------
                                                                                               2,917,748
   2,990
                                                                                            ------------
--------
            Industrial Development/Pollution Control (14.6%)
   3,905    Pima County Industrial Development Authority, Arizona,
              Tucson Electric Power Co Refg Ser 1988 A (FSA).........  7.25      07/15/10      4,012,153
            New York City Industrial Development Agency, New York,
   4,000      American Airlines Inc Ser 2005 (AMT)...................  7.75      08/01/31      4,822,720
   8,000      Brooklyn Navy Yard Cogeneration Partners LP Ser 1997
              (AMT)..................................................  5.65      10/01/28      8,038,080
   2,000      7 World Trade Center, LLC Ser A........................  6.25      03/01/15      2,111,860
   4,000    Tennessee Energy Acquisition Corporation, Ser 2006
              A+++...................................................  5.25      09/01/19      4,340,780
   1,500    Brazos River Authority, Texas, TXU Electric Co Refg Ser
              1999 A (AMT)...........................................  7.70      04/01/33      1,689,840
                                                                                            ------------
--------
                                                                                              25,015,433
  23,405
                                                                                            ------------
--------
            Life Care (4.7%)
   1,000    St Johns County Industrial Development Authority,
              Florida,
              Glenmoor Ser 2006 A....................................  5.25      01/01/26      1,006,410
   1,000    Baltimore County, Maryland, Oak Crest Village Ser 2007
              A......................................................  5.00      01/01/37      1,012,490
   1,000    Maryland Health & Higher Educational Facilities
              Authority, King Farm Presbyterian Community 2006 Ser
              B......................................................  5.00      01/01/17      1,003,870
            Bexar County Health Facilities Development Corporation,
              Texas,
     555      Army Retirement Corp Refg Ser 2007.....................  5.00      07/01/27        563,547
     735      Army Retirement Corp Refg Ser 2007.....................  5.00      07/01/33        742,218
     580      Army Retirement Corp Refg Ser 2007.....................  5.00      07/01/37        584,547
   1,000    Lubbock Health Facilities Development Corporation, Texas,
              Carillon Senior Life Care Ser 2005 A...................  6.625     07/01/36      1,048,170
   1,000    Tarrant County Cultural Educational Facilities Finance
              Corp, Texas, Air Force Village II Inc Ser 2007.........  5.125     05/15/37      1,017,460
   1,000    Fairfax County Economic Development Authority, Virginia,
              Goodwin House Inc Ser 2007.............................  5.125     10/01/42      1,012,580
                                                                                            ------------
--------
                                                                                               7,991,292
   7,870
                                                                                            ------------
--------
            Public Power (13.8%)
   8,000    Salt River Project Agricultural Improvement & Power
              District, Arizona, Ser 2002 B..........................  5.00      01/01/26      8,287,119
   1,550    Los Angeles Department of Water & Power, California, 2001
              Ser A..................................................  5.00      07/01/24      1,570,569

                                                                              13
                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2007 continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
---------------------------------------------------------------------------------------------------------
$  5,000    Orlando Utilities Commission, Florida, Water & Electric
              Ser 2001...............................................  5.00 %    10/01/22   $  5,210,000
   3,000    Long Island Power Authority, New York, Ser 2004 A
              (Ambac)................................................  5.00      09/01/34      3,121,470
   3,365    Intermountain Power Agency, Utah, Refg 1997 Ser B
              (MBIA).................................................  5.75      07/01/19      3,437,583
   1,930    Grant County Public Utility District #2, Washington,
              Wanapum Hydroelectric 2005 Ser A (FGIC)................  5.00      01/01/34      2,002,028
                                                                                            ------------
--------
                                                                                              23,628,769
  22,845
                                                                                            ------------
--------
            Tobacco Settlement (10.9%)
   2,000    Northern Tobacco Securitization Corporation, Alaska,
              Asset Backed Ser 2006 A................................  5.00      06/01/46      1,944,860
            Golden State Tobacco Securitization Corporation,
              California,
   4,000      Enhanced Asset Backed Ser 2007 A-1+++..................  5.75      06/01/47      4,237,080
   4,000      Enhanced Asset Backed Ser 2007 A-1+++..................  5.125     06/01/47      3,976,420
   3,000    Tobacco Settlement Authority, Iowa, Ser 2005 C...........  5.50      06/01/42      3,096,900
            Tobacco Settlement Financing Corporation, New Jersey,
   3,000      Ser 2007-1A............................................  4.625     06/01/26      2,861,280
   3,000      Ser 2007-1B............................................  0.00      06/01/41        460,170
   2,000    Nassau County Tobacco Settlement Corporation, New York,
              Ser 2006 A-3...........................................  5.125     06/01/46      2,040,460
                                                                                            ------------
--------
                                                                                              18,617,170
  21,000
                                                                                            ------------
--------
            Transportation (26.4%)
   3,000    Florida, Department of Transportation Ser 2002 A
              (MBIA).................................................  5.00      07/01/25      3,124,290
   2,500    Miami-Dade County, Florida, Miami Int'l Airport, Ser 2000
              B (FGIC)...............................................  5.75      10/01/24      2,653,800
            Georgia Road & Tollway Authority,
   2,000      Ser 2004...............................................  5.00      10/01/22      2,097,120
   3,000      Ser 2004...............................................  5.00      10/01/23      3,142,290
            Chicago, Illinois, Chicago-O'Hare Int'l Airport
   5,000      Ser 1996 A (Ambac).....................................  5.625     01/01/12      5,049,950
   4,000      3rd Lien Ser 2005 A (MBIA).............................  5.25      01/01/26      4,271,680
   4,000    Massachusetts Turnpike Authority, Metropolitan Highway
              1997 Ser A (MBIA)+++...................................  5.00      01/01/37      4,052,060
   5,000    New Jersey Turnpike Authority, Ser 2003 A (Ambac)........  5.00      01/01/30      5,201,700
   3,000    Metropolitan Transportation Authority, New York, State
              Service Contract Refg Ser 2002 B (MBIA)................  5.50      07/01/20      3,220,020
   3,000    Triborough Bridge & Tunnel Authority, New York,
              Refg Ser 2002 B........................................  5.25      11/15/19      3,188,910
   2,000    Pennsylvania Turnpike Commission, Ser R 2001 (Ambac).....  5.00      12/01/30      2,081,580
   3,000    Rhode Island Economic Development Corporation, Airport
              2005 Ser C (MBIA)......................................  5.00      07/01/28      3,130,560

14
                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2007 continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
---------------------------------------------------------------------------------------------------------
$  4,010    Port of Seattle, Washington, Passenger Facility Ser 1998
              A (MBIA)+++............................................  5.00 %    12/01/23   $  4,087,480
                                                                                            ------------
--------
                                                                                              45,301,440
  43,510
                                                                                            ------------
--------
            Water & Sewer (27.9%)
   2,000    Camarillo Public Finance Authority, California,
              Wastewater Ser 2005 (Ambac)............................  5.00      06/01/36      2,086,120
   3,000    Los Angeles Department of Water & Power, California,
              Water 2004 Ser C (MBIA)................................  5.00      07/01/25      3,146,190
   3,000    Oxnard Financing Authority, California, Wastewater 2004
              Ser A (FGIC)...........................................  5.00      06/01/29      3,126,690
   3,000    San Diego County Water Authority, California, Ser 2004 A
              COPs (FSA).............................................  5.00      05/01/29      3,134,430
   2,460    JEA, Florida, Water & Sewer Sub-Second Crossover Ser
              (MBIA).................................................  5.00      10/01/24      2,564,821
   3,000    Atlanta, Georgia, Water & Wastewater Ser 1999 A (FGIC)...  5.50      11/01/22      3,291,510
   4,000    Augusta, Georgia, Water & Sewerage Ser 2000 (FSA)........  5.25      10/01/22      4,189,400
   3,215    Louisville & Jefferson County Metropolitan Sewer
              District, Kentucky, Ser 2001 A (MBIA)..................  5.375     05/15/22      3,417,963
   3,000    Las Vegas Water District, Nevada, Impr and Refg Ser 2003
              A (FGIC)...............................................  5.25      06/01/22      3,177,420
   2,000    Passaic Valley Sewerage Commissioners, New Jersey, Ser F
              (FGIC).................................................  5.00      12/01/19      2,107,040
   1,675    Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I
              (FSA)..................................................  5.00      01/01/23      1,701,063
   5,000    Austin, Texas, Water & Wastewater Refg Ser 2001 A & B
              (FSA)+++...............................................  5.125     05/15/27      5,137,900
  10,000    Houston, Texas, Combined Utility First Lien Refg 2004 Ser
              A (FGIC)...............................................  5.25      05/15/23     10,694,600
                                                                                            ------------
--------
                                                                                              47,775,147
  45,350
                                                                                            ------------
--------
            Other Revenue (1.8%)
   2,000    Denver Convention Center Hotel Authority, Colorado,
              Refg Ser 2006 (XLCA)...................................  5.00      12/01/30      2,089,280
   1,000    Philadelphia, Pennsylvania, Gas Works Eighteenth Ser
              (AGC)..................................................  5.25      08/01/20      1,062,120
                                                                                            ------------
--------
                                                                                               3,151,400
   3,000
                                                                                            ------------
--------
            Refunded (8.3%)
   1,340    Missouri Health & Educational Facilities Authority,
              Missouri, Baptist Medical Center Refg Ser 1989 (ETM)...  7.625     07/01/18      1,560,202
   4,000    Montgomery County, Ohio, Franciscan Medical
              Center - Dayton Ser 1997...............................  5.50      07/01/10+     4,128,760
   5,000    Lehigh County General Purpose Authority, Pennsylvania, St
              Luke's of Bethlehem Hospital Ser A 2003................  5.375     08/15/13+     5,362,250

                                                                              15
                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2007 continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
---------------------------------------------------------------------------------------------------------
$  2,000    Pennsylvania, First Ser 2003 (MBIA)+++...................  5.00 %    01/01/13+  $  2,108,840
   1,000    Harris County, Texas, Toll Road Sr Lien Ser 2005 A
              (FSA)..................................................  5.25      08/15/10+     1,042,240
                                                                                            ------------
--------
                                                                                              14,202,292
  13,340
                                                                                            ------------
--------
 287,260    Total Tax-Exempt Municipal Bonds (Cost $288,018,760).........................    296,492,141
                                                                                            ------------
--------
            Short Term Tax-Exempt Municipal Obligations (1.0%)
   1,600    Atlanta, Georgia, Water & Wastewater Ser 2002 C (FSA)
              (Demand 06/01/07)......................................  3.90*     11/01/41      1,600,000
     100    Illinois Health Facilities Authority, Northwestern
              Memorial Hospital Ser 2004 B Subser 2004 B-2 (Demand
              06/01/07)..............................................  3.88*     08/01/26        100,000
                                                                                            ------------
--------
   1,700    Total Short-Term Tax-Exempt Municipal Obligations (Cost $1,700,000)..........      1,700,000
                                                                                            ------------
--------
 288,960    Total Investments (Cost $289,718,760)........................................    298,192,141
                                                                                            ------------
--------
            Floating Rate Note and Dealer Trust Obligations Related to Securities Held
            (-17.8%)
 (30,510)   Notes with interest rates ranging from 3.79% to 3.84% at May 31, 2007 and
--------      contractual maturities of collateral ranging from 01/01/19 to 06/01/47 (See
              Note 1D)++++ (Cost $(30,510,000))..........................................    (30,510,000)
                                                                                            ------------

$258,450    Total Net Investments (Cost $259,208,760) (a)........................   156.4%   267,682,141
========

            Other Assets in Excess of Liabilities................................     2.0      3,455,947

            Preferred Shares of Beneficial Interest..............................  (58.4)   (100,000,000)
                                                                                    -----   ------------
            Net Assets Applicable to Common Shareholders.........................   100.0%  $171,138,088
                                                                                    =====   ============

16
                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2007 continued

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

 AMT   Alternative Minimum Tax.
COPs   Certificates of Participation.
 ETM   Escrowed to Maturity.
 WI    Security purchased on a when-issued basis.
  *    Current coupon of variable rate demand obligation.
  +    Prerefunded to call date shown.
 ++    A portion of this security has been physically segregated in connection with open futures contracts in an amount equal to
       $126,500.
 +++   Underlying security related to inverse floaters entered into by the Fund (See Note 1D).
++++   Floating rate note obligations related to securities held.
       The interest rates shown reflects the rates in effect at May
       31, 2007.
++++++ Security is a "step-up" bond where the coupon increases on a predetermined future date.
 (a)   The aggregate cost for federal income tax purposes is
       $259,208,162. The aggregate gross unrealized appreciation is
       $8,756,605 and the aggregate gross unrealized depreciation is $282,626, resulting in net unrealized appreciation of
       $8,473,979.

Bond Insurance:
---------------
 AGC   Assured Guaranty Corporation.
Ambac  Ambac Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.
XLCA   XL Capital Assurance Inc.

                                                                              17
                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2007 continued

FUTURES CONTRACTS OPEN AT MAY 31, 2007:

NUMBER OF                   DESCRIPTION, DELIVERY       UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT          MONTH AND YEAR          AMOUNT AT VALUE   APPRECIATION
--------------------------------------------------------------------------------------
    55         Short     U.S. Treasury Bonds 20 Year
                                September 2007           $ (6,001,875)      $ 46,255
   110         Short     U.S. Treasury Notes 10 Year
                                September 2007            (11,701,250)        76,182
                                                                            --------
                         Total Unrealized Appreciation.................     $122,437
                                                                            ========

INTEREST RATE SWAP CONTRACT OPEN AT MAY 31, 2007:

                           NOTIONAL           PAYMENTS              PAYMENTS              TERMINATION        UNREALIZED
     COUNTERPARTY        AMOUNT (000)       MADE BY FUND        RECEIVED BY FUND              DATE          APPRECIATION
------------------------------------------------------------------------------------------------------------------------
                                                                Floating Rate BMA
JPMorgan Chase & Co.        $10,000       Fixed Rate 3.79%        (Bond Market              08/24/17          $42,378
                                                                  Association)                                =======

18
                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
May 31, 2007

Assets:
Investments in securities, at value
  (cost $289,718,760).......................................  $298,192,141
Unrealized appreciation on an open swap contract............        42,378
Cash........................................................        59,410
Receivable for:
    Interest................................................     4,119,126
    Investments sold........................................     2,036,357
    Variation margin........................................        12,032
Prepaid expenses and other assets...........................        67,561
                                                              ------------
    Total Assets............................................   304,529,005
                                                              ------------
Liabilities:
Floating rate note and dealer trust obligations.............    30,510,000
Payable for:
    Investments purchased...................................     2,572,637
    Investment advisory fee.................................       101,803
    Common shares of beneficial interest repurchased........        49,335
    Administration fee......................................        20,361
    Transfer agent fee......................................         2,662
Accrued expenses and other payables.........................       134,119
                                                              ------------
    Total Liabilities.......................................    33,390,917
                                                              ------------
Preferred shares of beneficial interest (at liquidation
  value) (1,000,000 shares authorized of non-participating
  $.01 par value, 1,000 shares outstanding).................   100,000,000
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $171,138,088
                                                              ============
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 17,021,894 shares
  outstanding)..............................................  $161,120,777
Net unrealized appreciation.................................     8,638,197
Accumulated undistributed net investment income.............       839,147
Accumulated undistributed net realized gain.................       539,967
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $171,138,088
                                                              ============
Net Asset Value Per Common Share
($171,138,088 divided by 17,021,894 common shares
outstanding)................................................        $10.05
                                                              ============

                                                                              19
                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended May 31, 2007

Net Investment Income:
Interest Income.............................................  $13,895,471
                                                              -----------
Expenses
Investment advisory fee.....................................    1,105,995
Interest and residual trust expenses........................      590,484
Auction commission fees.....................................      255,385
Administration fee..........................................      221,199
Professional fees...........................................       76,619
Shareholder reports and notices.............................       51,442
Auction agent fees..........................................       47,646
Transfer agent fees and expenses............................       27,818
Listing fees................................................       20,150
Custodian fees..............................................       15,243
Trustees' fees and expenses.................................        9,329
Other.......................................................       51,659
                                                              -----------
    Total Expenses..........................................    2,472,969

Less: expense offset........................................       (8,140)
                                                              -----------
    Net Expenses............................................    2,464,829
                                                              -----------
    Net Investment Income...................................   11,430,642
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments.................................................    1,346,940
Futures contracts...........................................     (464,745)
Swap contract...............................................     (215,771)
                                                              -----------
    Net Realized Gain.......................................      666,424
                                                              -----------
Net Change in Unrealized Appreciation on:
Investments.................................................    1,000,038
Futures contracts...........................................       12,140
Swap contract...............................................       42,378
                                                              -----------
    Net Appreciation........................................    1,054,556
                                                              -----------
    Net Gain................................................    1,720,980
                                                              -----------
Dividends to preferred shareholders from net investment
  income....................................................   (3,520,760)
                                                              -----------
Net Increase................................................  $ 9,630,862
                                                              ===========

20
                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED
                                                              MAY 31, 2007   MAY 31, 2006
                                                              ------------   ------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................  $ 11,430,642   $ 11,709,223
Net realized gain...........................................       666,424      5,949,104
Net change in unrealized appreciation/depreciation..........     1,054,556     (9,736,292)
Dividends to preferred shareholders from net investment
  income....................................................    (3,520,760)    (2,498,856)
                                                              ------------   ------------
    Net Increase............................................     9,630,862      5,423,179
                                                              ------------   ------------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................    (8,659,007)    (9,603,623)
Net realized gain...........................................    (2,426,083)    (2,414,263)
                                                              ------------   ------------
    Total Dividends and Distributions.......................   (11,085,090)   (12,017,886)
                                                              ------------   ------------

Decrease from transactions in common shares of beneficial
  interest..................................................    (3,923,021)    (6,210,698)
                                                              ------------   ------------
    Net Decrease............................................    (5,377,249)   (12,805,405)
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................   176,515,337    189,320,742
                                                              ------------   ------------
End of Period
(Including accumulated undistributed net investment income
of $839,147 and $1,638,362, respectively)...................  $171,138,088   $176,515,337
                                                              ============   ============

                                                                              21
                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2007

1. Organization and Accounting Policies

Morgan Stanley Municipal Premium Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on November 16, 1988 and commenced operations on February 1, 1989.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2007 continued

taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Floating Rate Note and Dealer Trust Obligations Related to Securities
Held -- The Fund enters into transactions in which it transfers to the Dealer Trusts ("Dealer Trusts"), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts' assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund enters into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "floating rate note and dealer trust obligations" on the "Statement of Assets and Liabilities". The Fund records the interest income from the fixed rate bonds under the caption "Interest Income" and records the expenses related to floating rate note obligations and any administrative expenses of the Dealer Trusts under the caption "Interest and residual trust expenses" in the Fund's "Statement of Operations". The notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At May 31, 2007, Fund investments with a value of $42,026,140 are held by the Dealer Trusts and serve as collateral for the $30,510,000 in floating rate note and dealer trust obligations outstanding at that date. Contractual maturities of the floating rate note obligations and interest rates in effect at May 31, 2007 are presented in the "Portfolio of Investments".

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2007 continued

broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Interest Rate Swaps -- Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations.

H. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.40% to the Fund's weekly total net assets including preferred shares.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Fund's weekly total net assets including preferred shares.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2007 aggregated $51,567,470 and $31,239,738, respectively. Included in the aforementioned transactions are purchases of $1,013,900 with other Morgan Stanley funds.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2007 continued

the year ended May 31, 2007 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,524. At May 31, 2007, the Fund had an accrued pension liability of $62,050 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

4. Common Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, May 31, 2005.......................................  18,108,794   $181,088    $171,073,408
Treasury shares purchased and retired (weighted average
  discount 10.48%)*.........................................    (676,300)    (6,763)     (6,203,935)
                                                              ----------   --------    ------------
Balance, May 31, 2006.......................................  17,432,494    174,325     164,869,473
Treasury shares purchased and retired (weighted average
  discount 6.43%)...........................................    (410,600)    (4,106)     (3,918,915)
                                                              ----------   --------    ------------
Balance, May 31, 2007.......................................  17,021,894   $170,219    $160,950,558
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

5. Preferred Shares of Beneficial Interest

The Fund is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without the approval of the common shareholders. The Fund has issued Series A through E Auction Rate Preferred Shares ("preferred shares") which have a liquidation value of $100,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Fund may redeem such shares, in whole or in part, at the original purchase price of $100,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2007 continued

Dividends, which are cumulative, are reset through auction procedures.

                 AMOUNT IN               NEXT         RANGE OF
SERIES  SHARES*  THOUSANDS*   RATE*   RESET DATE  DIVIDEND RATES**
------  -------  ----------   -----   ----------  ----------------
  A      200      $20,000      3.65%   06/06/07     3.25%- 3.90%
  B      200       20,000      3.70    06/06/07      3.25- 3.95
  C      200       20,000      3.70    06/06/07     3.053- 3.92
  D      200       20,000      3.70    06/06/07     3.095- 3.95
  E      200       20,000      3.70    06/06/07      3.38- 3.90

---------------------
    * As of May 31, 2007.
   ** For the year ended May 31, 2007.

Subsequent to May 31, 2007 and up through July 6, 2007, the Fund paid dividends to each of the Series A through E at rates ranging from 3.112% to 3.88% in the aggregate amount of $367,490.

The Fund is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

6. Dividends to Common Shareholders

The Fund declared the following dividends from net investment income:

 DECLARATION     AMOUNT          RECORD              PAYABLE
     DATE       PER SHARE         DATE                DATE
--------------  ---------  ------------------  -------------------
March 26, 2007    $0.04       June 8, 2007        June 22, 2007
June 26, 2007     $0.04       July 6, 2007        July 20, 2007
June 26, 2007     $0.04      August 3, 2007      August 17, 2007
June 26, 2007     $0.04    September 7, 2007   September 21, 2007

7. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian.

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2007 continued

8. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to Dealer Trusts in exchange for cash and residual interests in the Dealer Trusts. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2007 continued

differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                              FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED
                                                              MAY 31, 2007   MAY 31, 2006
                                                              ------------   ------------
Tax-exempt income...........................................  $12,174,036    $12,185,919
Ordinary income.............................................       43,231        --
Long-term capital gains.....................................    2,426,083      2,414,263
                                                              -----------    -----------
Total distributions.........................................  $14,643,350    $14,600,182
                                                              ===========    ===========

As of May 31, 2007, the tax-basis components of accumulated earnings were as follows:

Undistributed tax-exempt income.............................  $   901,731
Undistributed ordinary income...............................           19
Undistributed long-term gains...............................      662,474
                                                              -----------
Net accumulated earnings....................................    1,564,224
Temporary differences.......................................      (63,271)
Net unrealized appreciation.................................    8,516,358
                                                              -----------
Total accumulated earnings..................................  $10,017,311
                                                              ===========

As of May 31, 2007, the Fund had temporary book/tax differences primarily attributable to mark-to-market of open futures contracts.

Permanent differences, due to tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the Fund's components of net assets at May 31, 2007:

 ACCUMULATED     ACCUMULATED
UNDISTRIBUTED   UNDISTRIBUTED
NET INVESTMENT  NET REALIZED
    INCOME          GAIN       PAID-IN CAPITAL
--------------  -------------  ----------------
  $(50,090)        $50,090            --
==============  =============  ================

10. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2007 continued

beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The impact to the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Morgan Stanley Municipal Premium Income Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                 FOR THE YEAR ENDED MAY 31,
                                                            ---------------------------------------------------------------------
                                                              2007           2006           2005           2004           2003
                                                            ---------      ---------      ---------      ---------      ---------

Selected Per Share Data:

Net asset value, beginning of period......................    $10.13         $10.45         $ 9.88         $10.56         $10.04
                                                              ------         ------         ------         ------         ------

Income (loss) from investment operations:
    Net investment income*................................      0.66           0.66           0.64           0.66           0.68
    Net realized and unrealized gain (loss)...............      0.08          (0.20)          0.54          (0.68)          0.53
    Common share equivalent of dividends paid to preferred
    shareholders*.........................................     (0.20)         (0.14)         (0.09)         (0.09)         (0.09)
                                                              ------         ------         ------         ------         ------

Total income (loss) from investment operations............      0.54           0.32           1.09          (0.11)          1.12
                                                              ------         ------         ------         ------         ------

Less dividends and distributions from:
    Net investment income.................................     (0.50)         (0.54)         (0.57)         (0.61)         (0.56)
    Net realized gain.....................................     (0.14)         (0.14)            --             --          (0.07)
                                                              ------         ------         ------         ------         ------

Total dividends and distributions.........................     (0.64)         (0.68)         (0.57)         (0.61)         (0.63)
                                                              ------         ------         ------         ------         ------

Anti-dilutive effect of acquiring treasury shares*........      0.02           0.04           0.05           0.04           0.03
                                                              ------         ------         ------         ------         ------

Net asset value, end of period............................    $10.05         $10.13         $10.45         $ 9.88         $10.56
                                                              ======         ======         ======         ======         ======

Market value, end of period...............................    $ 9.49         $ 9.12         $ 9.10         $ 8.93         $ 9.41
                                                              ======         ======         ======         ======         ======

Total Return+.............................................     11.22%          7.85%          8.54%          1.27%         11.90%

Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)....................      1.41%(1)       1.09%(1)       1.29%(1)       1.40%(1)       1.33%(1)

Total expenses (before expense offset, exclusive of
 interest and residual trust expenses)....................      1.07%(1)       1.09%(1)       1.29%(1)       1.40%(1)       1.33%(1)

Net investment income before preferred stock dividends....      6.50%          6.42%          6.30%          6.36%          6.76%

Preferred stock dividends.................................      2.00%          1.37%          0.87%          0.83%          0.86%

Net investment income available to common shareholders....      4.50%          5.05%          5.43%          5.53%          5.90%

Supplemental Data:
Net assets applicable to common shareholders, end of
 period, in thousands.....................................  $171,138       $176,515       $189,321       $186,755       $209,970

Asset coverage on preferred shares at end of period.......       271%           276%           289%           286%           310%

Portfolio turnover rate...................................        11%            33%            20%            23%            18%

---------------------

     * The per share amounts were computed using an average number of common shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Does not reflect the effect of expense offset of 0.01%.

30
                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Morgan Stanley Municipal Premium Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Municipal Premium Income Trust (the "Fund"), including the portfolio of investments, as of May 31, 2007, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Municipal Premium Income Trust as of May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 20, 2007

Morgan Stanley Municipal Premium Income Trust
REVISED INVESTMENT POLICY (UNAUDITED)

THE TRUSTEES APPROVED THE FOLLOWING INVESTMENT POLICY:

INTEREST RATE TRANSACTIONS. The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and the Fund segregates an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If the Fund enters into an interest rate swap on other than a net basis, the Fund would segregate the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Fund segregates assets to cover the obligations under the transactions. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Fund's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to the Fund's interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Fund sells (i.e., writes) caps, floors and

Morgan Stanley Municipal Premium Income Trust
REVISED INVESTMENT POLICY (UNAUDITED) continued

collars, it will segregate cash and/or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Morgan Stanley Municipal Premium Income Trust
RESULTS OF ANNUAL SHAREHOLDER MEETING (UNAUDITED)

On December 13, 2006, an annual meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by Preferred Shareholders:

                                                                              # OF SHARES
                                                              -------------------------------------------
                                                                 FOR             WITHHELD         ABSTAIN
                                                              -------------------------------------------
Manuel H. Johnson...........................................     675               --               --
Michael E. Nugent...........................................     675               --               --

Election of Trustees:

                                                                              # OF SHARES
                                                              -------------------------------------------
                                                                 FOR             WITHHELD         ABSTAIN
                                                              -------------------------------------------
Frank L. Bowman.............................................  10,667,838         283,104          99,298
Kathleen A. Dennis..........................................  10,673,092         277,850          99,298
Wayne E. Hedein*............................................  10,673,190         277,752          99,298
Joseph J. Kearns............................................  10,704,302         246,640          99,298
Michael F. Klein............................................  10,686,191         264,751          99,298
W. Allen Reed...............................................  10,680,904         270,038          99,298
Fergus Reid.................................................  10,688,274         262,668          99,298

---------------------
   * Mr. Hedein retired as of December 31, 2006.

Morgan Stanley Municipal Premium Income Trust
TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

Independent Trustees:

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Frank L. Bowman (62)                     Trustee      Since August    President and Chief Executive        171
c/o Kramer Levin Naftalis & Frankel LLP               2006            Officer, Nuclear Energy
Counsel to the Independent Trustees                                   Institute (policy
1177 Avenue of the Americas                                           organization) (since February
New York, NY 10036                                                    2005); Director or Trustee of
                                                                      various Retail Funds and
                                                                      Institutional Funds (since
                                                                      August 2006); Chairperson of
                                                                      the Insurance Sub-Committee of
                                                                      the Valuation, Insurance and
                                                                      Compliance Committee (since
                                                                      February 2007); formerly,
                                                                      variously, Admiral in the U.S.
                                                                      Navy, Director of Naval
                                                                      Nuclear Propulsion Program and
                                                                      Deputy Administrator-Naval
                                                                      Reactors in the National
                                                                      Nuclear Security
                                                                      Administration at the U.S.
                                                                      Department of Energy (1996-
                                                                      2004). Honorary Knight
                                                                      Commander of the Most
                                                                      Excellent Order of the British
                                                                      Empire.

Michael Bozic (66)                       Trustee      Since April     Private investor; Chairperson        173
c/o Kramer Levin Naftalis & Frankel LLP               1994            of the Valuation, Insurance
Counsel to the Independent Trustees                                   and Compliance Committee
1177 Avenue of the Americas                                           (since October 2006); Director
New York, NY 10036                                                    or Trustee of the Retail Funds
                                                                      (since April 1994) and the
                                                                      Institutional Funds (since
                                                                      July 2003); formerly,
                                                                      Chairperson of the Insurance
                                                                      Committee (July 2006-
                                                                      September 2006); Vice Chairman
                                                                      of Kmart Corporation (December
                                                                      1998-October 2000), Chairman
                                                                      and Chief Executive Officer of
                                                                      Levitz Furniture Corporation
                                                                      (November 1995-November 1998)
                                                                      and President and Chief
                                                                      Executive Officer of Hills
                                                                      Department Stores (May
                                                                      1991-July 1995); variously
                                                                      Chairman, Chief Executive
                                                                      Officer, President and Chief
                                                                      Operating Officer (1987-1991)
                                                                      of the Sears Merchandise Group
                                                                      of Sears, Roebuck & Co.


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  -----------------------------
Frank L. Bowman (62)                     Director of the National
c/o Kramer Levin Naftalis & Frankel LLP  Energy Foundation, the U.S.
Counsel to the Independent Trustees      Energy Association, the
1177 Avenue of the Americas              American Council for Capital
New York, NY 10036                       Formation and the Armed
                                         Services YMCA of the USA.

Michael Bozic (66)                       Director of various business
c/o Kramer Levin Naftalis & Frankel LLP  organizations.
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

Morgan Stanley Municipal Premium Income Trust
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Kathleen A. Dennis (53)                  Trustee      Since August    President, Cedarwood                 171
c/o Kramer Levin Naftalis & Frankel LLP               2006            Associates (mutual fund
Counsel to the Independent Trustees                                   consulting) (since July 2006);
1177 Avenue of the Americas                                           Chairperson of the Money
New York, NY 10036                                                    Market and Alternatives Sub-
                                                                      Committee of the Investment
                                                                      Committee (since October 2006)
                                                                      and Director or Trustee of
                                                                      various Retail Funds and
                                                                      Institutional Funds (since
                                                                      August 2006); formerly, Senior
                                                                      Managing Director of Victory
                                                                      Capital Management (1993-
                                                                      2006).

Dr. Manuel H. Johnson (58)               Trustee      Since July      Senior Partner, Johnson Smick        173
c/o Johnson Smick Group, Inc.                         1991            International, Inc.
888 16th Street, N.W.                                                 (consulting firm); Chairperson
Suite 740                                                             of the Investment Committee
Washington, D.C. 20006                                                (since October 2006) and
                                                                      Director or Trustee of the
                                                                      Retail Funds (since July 1991)
                                                                      and the Institutional Funds
                                                                      (since July 2003); Co-Chairman
                                                                      and a founder of the Group of
                                                                      Seven Council (G7C)
                                                                      (international economic
                                                                      commission); formerly,
                                                                      Chairperson of the Audit
                                                                      Committee (July 1991-
                                                                      September 2006); Vice Chairman
                                                                      of the Board of Governors of
                                                                      the Federal Reserve System and
                                                                      Assistant Secretary of the
                                                                      U.S. Treasury.


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  -----------------------------
Kathleen A. Dennis (53)                  None.
c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

Dr. Manuel H. Johnson (58)               Director of NVR, Inc. (home
c/o Johnson Smick Group, Inc.            construction); Director of
888 16th Street, N.W.                    Evergreen Energy.
Suite 740
Washington, D.C. 20006

Morgan Stanley Municipal Premium Income Trust
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Joseph J. Kearns (64)                    Trustee      Since August    President, Kearns & Associates       174
c/o Kearns & Associates LLC                           1994            LLC (investment consulting);
PMB754                                                                Chairperson of the Audit
23852 Pacific Coast Highway                                           Committee (since October 2006)
Malibu, CA 90265                                                      and Director or Trustee of the
                                                                      Retail Funds (since July 2003)
                                                                      and the Institutional Funds
                                                                      (since August 1994); formerly,
                                                                      Deputy Chairperson of the
                                                                      Audit Committee (July 2003-
                                                                      September 2006) and
                                                                      Chairperson of the Audit
                                                                      Committee of the Institutional
                                                                      Funds (October 2001-July
                                                                      2003); formerly CFO of the J.
                                                                      Paul Getty Trust.

Michael F. Klein (48)                    Trustee      Since August    Managing Director, Aetos             171
c/o Kramer Levin Naftalis & Frankel LLP               2006            Capital, LLC (since March
Counsel to the Independent Trustees                                   2000) and Co-President, Aetos
1177 Avenue of the Americas                                           Alternatives Management, LLC
New York, NY 10036                                                    (since January 2004);
                                                                      Chairperson of the
                                                                      Fixed-Income Sub-Committee of
                                                                      the Investment Committee
                                                                      (since October 2006) and
                                                                      Director or Trustee of various
                                                                      Retail Funds and Institutional
                                                                      Funds (since August 2006);
                                                                      formerly, Managing Director,
                                                                      Morgan Stanley & Co. Inc. and
                                                                      Morgan Stanley Dean Witter
                                                                      Investment Management,
                                                                      President, Morgan Stanley
                                                                      Institutional Funds (June
                                                                      1998-March 2000) and
                                                                      Principal, Morgan Stanley &
                                                                      Co. Inc. and Morgan Stanley
                                                                      Dean Witter Investment
                                                                      Management (August
                                                                      1997-December 1999).


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  -----------------------------
Joseph J. Kearns (64)                    Director of Electro Rent
c/o Kearns & Associates LLC              Corporation (equipment
PMB754                                   leasing), The Ford Family
23852 Pacific Coast Highway              Foundation, and the UCLA
Malibu, CA 90265                         Foundation.

Michael F. Klein (48)                    Director of certain
c/o Kramer Levin Naftalis & Frankel LLP  investment funds managed or
Counsel to the Independent Trustees      sponsored by Aetos Capital,
1177 Avenue of the Americas              LLC. Director of Sanitized AG
New York, NY 10036                       and Sanitized Marketing AG
                                         (specialty chemicals).

Morgan Stanley Municipal Premium Income Trust
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Michael E. Nugent (71)                   Chairperson  Chairperson of  General Partner of Triumph           173
c/o Triumph Capital, L.P.                of the       the Boards      Capital, L.P. (private
445 Park Avenue                          Board and    since July      investment partnership);
New York, NY 10022                       Trustee      2006 and        Chairperson of the Boards of
                                                      Trustee since   the Retail Funds and
                                                      July 1991       Institutional Funds (since
                                                                      July 2006) and Director or
                                                                      Trustee of the Retail Funds
                                                                      (since July 1991) and the
                                                                      Institutional Funds (since
                                                                      July 2001); formerly,
                                                                      Chairperson of the Insurance
                                                                      Committee (until July 2006),
                                                                      and Vice President, Bankers
                                                                      Trust Company and BT Capital
                                                                      Corporation (1984-1988).

W. Allen Reed (60)                       Trustee      Since August    Chairperson of the Equity Sub-       171
c/o Kramer Levin Naftalis & Frankel LLP               2006            Committee of the Investment
Counsel to the Independent Trustees                                   Committee (since October 2006)
1177 Avenue of the Americas                                           and Director or Trustee of
New York, NY 10036                                                    various Retail Funds and
                                                                      Institutional Funds (since
                                                                      August 2006); formerly,
                                                                      President and CEO of General
                                                                      Motors Asset Management;
                                                                      Chairman and Chief Executive
                                                                      Officer of the GM Trust Bank
                                                                      and Corporate Vice President
                                                                      of General Motors Corporation
                                                                      (August 1994-December 2005).

Fergus Reid (74)                         Trustee      Since June      Chairman of Lumelite Plastics        174
c/o Lumelite Plastics Corporation                     1992            Corporation; Chairperson of
85 Charles Colman Blvd.                                               the Governance Committee and
Pawling, NY 12564                                                     Director or Trustee of the
                                                                      Retail Funds (since July 2003)
                                                                      and the Institutional Funds
                                                                      (since June 1992).


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  -----------------------------
Michael E. Nugent (71)                   None.
c/o Triumph Capital, L.P.
445 Park Avenue
New York, NY 10022

W. Allen Reed (60)                       Director of GMAC (financial
c/o Kramer Levin Naftalis & Frankel LLP  services), and Temple-Inland
Counsel to the Independent Trustees      Industries (packaging,
1177 Avenue of the Americas              banking and forest products);
New York, NY 10036                       Director of Legg Mason, Inc.
                                         and Director of the Auburn
                                         University Foundation.

Fergus Reid (74)                         Trustee and Director of
c/o Lumelite Plastics Corporation        certain investment companies
85 Charles Colman Blvd.                  in the JPMorgan Funds complex
Pawling, NY 12564                        managed by J.P. Morgan
                                         Investment Management Inc.

Morgan Stanley Municipal Premium Income Trust
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

Interested Trustee:

                                                                                                      Number of
                                                                                                    Portfolios in
                                                                                                    Fund Complex
                                       Position(s)  Term of Office                                   Overseen by
      Name, Age and Address of          Held with   and Length of   Principal Occupation(s) During   Interested
         Interested Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
-------------------------------------  -----------  --------------  ------------------------------  -------------
James F. Higgins (59)                  Trustee      Since June      Director or Trustee of the           173
c/o Morgan Stanley Trust                            2000            Retail Funds (since June 2000)
Harborside Financial Center                                         and the Institutional Funds
Plaza Two                                                           (since July 2003); Senior
Jersey City, NJ 07311                                               Advisor of Morgan Stanley
                                                                    (since August 2000).


      Name, Age and Address of          Other Directorships Held by
         Interested Trustee                  Interested Trustee
-------------------------------------  ------------------------------
James F. Higgins (59)                  Director of AXA Financial,
c/o Morgan Stanley Trust               Inc. and The Equitable Life
Harborside Financial Center            Assurance Society of the
Plaza Two                              United States (financial
Jersey City, NJ 07311                  services).

---------------------

  * This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").
 ** The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.) as of May 31, 2007.

Morgan Stanley Municipal Premium Income Trust
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

Executive Officers:

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
-----------------------------  ---------------  --------------  ------------------------------------------------------------
Ronald E. Robison (68)         President and    President       President (since September 2005) and Principal Executive
1221 Avenue of the Americas    Principal        since           Officer (since May 2003) of funds in the Fund Complex;
New York, NY 10020             Executive        September 2005  President (since September 2005) and Principal Executive
                               Officer          and Principal   Officer (since May 2003) of the Van Kampen Funds; Managing
                                                Executive       Director, Director and/or Officer of the Investment Adviser
                                                Officer since   and various entities affiliated with the Investment Adviser;
                                                May 2003        Director of Morgan Stanley SICAV (since May 2004). Formerly,
                                                                Executive Vice President (July 2003 to September 2005) of
                                                                funds in the Fund Complex and the Van Kampen Funds;
                                                                President and Director of the Institutional Funds (March
                                                                2001 to July 2003); Chief Administrative Officer of the
                                                                Investment Adviser; Chief Administrative Officer of Morgan
                                                                Stanley Services Company Inc.

J. David Germany (52)          Vice President   Since February  Managing Director and (since December 2005) Chief Investment
Morgan Stanley Investment                       2006            Officer -- Global Fixed Income of Morgan Stanley Investment
Management Limited                                              Management; Managing Director and Director of Morgan Stanley
20 Bank Street                                                  Investment Management Limited; Vice President of the Retail
Canary Wharf,                                                   Funds and Institutional Funds (since February 2006).
London, England E144QAD

Dennis F. Shea (54)            Vice President   Since February  Managing Director and (since February 2006) Chief Investment
1221 Avenue of the Americas                     2006            Officer -- Global Equity of Morgan Stanley Investment
New York, NY 10020                                              Management; Vice President of the Retail Funds and
                                                                Institutional Funds (since February 2006). Formerly,
                                                                Managing Director and Director of Global Equity Research at
                                                                Morgan Stanley.

Amy R. Doberman (45)           Vice President   Since July      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                     2004            Management of Morgan Stanley Investment Management (since
New York, NY 10020                                              July 2004); Vice President of the Retail Funds and the
                                                                Institutional Funds (since July 2004); Vice President of the
                                                                Van Kampen Funds (since August 2004); Secretary (since
                                                                February 2006) and Managing Director (since July 2004) of
                                                                the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and
                                                                General Counsel -- Americas, UBS Global Asset Management
                                                                (July 2000 to July 2004).

Carsten Otto (43)              Chief            Since October   Managing Director and Global Director of Compliance for
1221 Avenue of the Americas    Compliance       2004            Morgan Stanley Investment Management (since April 2007);
New York, NY 10020             Officer                          Managing Director and Chief Compliance Officer of Morgan
                                                                Stanley Investment Management. Formerly, U.S. Director of
                                                                Compliance (October 2004 to April 2007) and Assistant
                                                                Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (40)      Vice President   Since December  Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                     1997            entities affiliated with the Investment Adviser; Vice
New York, NY 10020                                              President of the Retail Funds (since July 2002) and the
                                                                Institutional Funds (since December 1997). Formerly,
                                                                Secretary of various entities affiliated with the Investment
                                                                Adviser.

Morgan Stanley Municipal Premium Income Trust
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
-----------------------------  ---------------  --------------  ------------------------------------------------------------

Francis J. Smith (41)          Treasurer and    Treasurer       Executive Director of the Investment Adviser and various
c/o Morgan Stanley Trust       Chief Financial  since July      entities affiliated with the Investment Adviser; Treasurer
Harborside Financial Center    Officer          2003 and Chief  and Chief Financial Officer of the Retail Funds (since July
Plaza Two                                       Financial       2003). Formerly, Vice President of the Retail Funds
Jersey City, NJ 07311                           Officer since   (September 2002 to July 2003).
                                                September 2002

Mary E. Mullin (40)            Secretary        Since June      Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                     1999            entities affiliated with the Investment Adviser; Secretary
New York, NY 10020                                              of the Retail Funds (since July 2003) and the Institutional
                                                                Funds (since June 1999).

---------------------

* This is the earliest date the Officer began serving the Retail Funds or the Institutional Funds.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on January 11, 2007.

The Fund's Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                      2007 FEDERAL TAX NOTICE (UNAUDITED)

         During the year ended May 31, 2007, the Fund paid the following per share amounts from tax exempt income: $0.50 to common shareholders, $3,556 to Series A preferred shareholders, $3,553 to Series B preferred shareholders, $3,550 to Series C preferred shareholders, $3,535 to Series D preferred shareholders and $3,597 to Series E preferred shareholders.

         For the year ended May 31, 2007, the Fund paid to common shareholders $0.14 per share from long-term capital gains.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

OFFICERS

Michael E. Nugent
Chairperson of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

LEGAL COUNSEL

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

COUNSEL TO THE INDEPENDENT TRUSTEES

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036


(c) 2007 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Municipal Premium
Income Trust

Annual Report
May 31, 2007

[MORGAN STANLEY LOGO]

PIAANN-IU07-022688P-Y05/07

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c)      Not applicable.

(d)      Not applicable.

(e)      Not applicable.

(f)

         (1)      The Fund's Code of Ethics is attached hereto as Exhibit  12 A.

         (2)      Not applicable.

         (3)      Not applicable.


Item 3.  Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that Joseph J. Kearns, an "independent" Trustee, is an "audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.


Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

           2007

                                                              REGISTRANT         COVERED ENTITIES(1)
              AUDIT FEES........................                $32,000          N/A

              NON-AUDIT FEES
                        AUDIT-RELATED FEES......                $ 6,096 (2)         $ 4,836,000 (2)
                        TAX FEES...................             $ 4,600 (3)         $   621,000 (4)
                        ALL OTHER FEES...........               $    --             $        --
              TOTAL NON-AUDIT FEES..........                    $10,696             $ 5,457,000

              TOTAL..............................               $ 42,696            $ 5,457,000




           2006

                                                              REGISTRANT         COVERED ENTITIES(1)
              AUDIT FEES........................                $31,132          N/A

              NON-AUDIT FEES
                        AUDIT-RELATED FEES.....                 $ 6,096 (2)         $ 5,190,300 (2)
                        TAX FEES..................              $ 4,449 (3)         $ 2,044,491 (4)
                        ALL OTHER FEES...........               $    --             $        --
              TOTAL NON-AUDIT FEES.........                     $10,545             $ 7,234,791

              TOTAL..............................               $41,677             $ 7,234,791



              N/A- Not applicable, as not required by Item 4.

              (1) Covered Entities include the Adviser (excluding sub-advisors)
                  and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
              (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
              (3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.
              (4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:


                                                                      APPENDIX A

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                     AS ADOPTED AND AMENDED JULY 23, 2004,(1)


         1.       STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.


------------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

         2.       DELEGATION

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

         3.       AUDIT SERVICES

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

         4.       AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

         5.       TAX SERVICES

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

         6.       ALL OTHER SERVICES

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

         7.       PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

         8.       PROCEDURES

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

         9.       ADDITIONAL REQUIREMENTS

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

         10.      COVERED ENTITIES

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

         Morgan Stanley Retail Funds
         ---------------------------
         Morgan Stanley Investment Advisors Inc.
         Morgan Stanley & Co. Incorporated
         Morgan Stanley DW Inc.
         Morgan Stanley Investment Management Inc.
         Morgan Stanley Investment Management Limited
         Morgan Stanley Investment Management Private Limited
         Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
         Van Kampen Asset Management
         Morgan Stanley Services Company, Inc.
         Morgan Stanley Distributors Inc.
         Morgan Stanley Trust FSB

         Morgan Stanley Institutional Funds
         ----------------------------------
         Morgan Stanley Investment Management Inc.
         Morgan Stanley Investment Advisors Inc.
         Morgan Stanley Investment Management Limited
         Morgan Stanley Investment Management Private Limited
         Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
         Morgan Stanley & Co. Incorporated
         Morgan Stanley Distribution, Inc.
         Morgan Stanley AIP GP LP
         Morgan Stanley Alternative Investment Partners LP


(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)    Not applicable.

(g)    See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.


Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.


Item 6.

See Item 1.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund invests in exclusively non-voting securities and therefore this item is not applicable.


Item 8. Portfolio Managers of Closed-End Management Investment Companies


                                 FUND MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed within the Municipal Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are James F. Willison, a Managing Director of the Investment Adviser, Joseph R. Arcieri, an Executive Director of the Investment Adviser and Robert W. Wimmel and Robert J. Stryker, Vice Presidents of the Investment Adviser.

Mr. Willison has been associated with the Investment Adviser in an investment management capacity since January 1980 and began managing the Fund at inception. Mr. Arcieri has been associated with the Investment Adviser in an investment management capacity since January 1986 and began managing the Fund in February 1997. Mr. Wimmel has been associated with the Investment Adviser in an investment management capacity since August 1996 and began managing the Fund in January 2002. Mr. Stryker has been associated with the Investment Adviser in an investment management capacity since February 1994 and began managing the Fund in July 2005. The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The following information is as of May 31, 2007:

Mr. Willison managed 22 mutual funds with a total of approximately $7.1 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Mr. Arcieri managed 19 mutual funds with a total of approximately $5.5 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Mr. Wimmel managed 25 mutual funds with a total of approximately $12.3 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Mr. Stryker managed 14 mutual funds with a total of approximately $6.6 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Because the portfolio managers manage may assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the

Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

         Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

         BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

         DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

         Discretionary compensation can include:

Cash Bonus.

Morgan Stanley's Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions;

Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end mutual funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

         Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

Contribution to the business objectives of the Investment Adviser.

The dollar amount of assets managed by the portfolio manager.

Market compensation survey research by independent third parties.

Other qualitative factors, such as contributions to client objectives.

Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
         As of May 31, 2007, the portfolio managers did not own any share of the Fund.

Item 9. Closed-End Fund Repurchases


                                    REGISTRANT PURCHASE OF EQUITY SECURITIES
-----------------------------------------------------------------------------------------------------------
Period                        (a) Total         (b) Average      (c) Total                (d) Maximum
                              Number of         Price Paid       Number of                Number (or
                              Shares (or        per Share        Shares (or               Approximate
                              Units)            (or Unit)        Units)                   Dollar Value)
                              Purchased                          Purchased as             of Shares (or
                                                                 Part of Publicly         Units) that May
                                                                 Announced                Yet Be Purchased
                                                                 Plans or                 Under the Plans
                                                                 Programs                 or Programs
-----------------------------------------------------------------------------------------------------------
June 1, 2006 ---
June 30, 2006                     40,900          9.2274               N/A                     N/A
 -----------------------------------------------------------------------------------------------------------
July 1, 2006 ---
July 31,2006                      35,500          9.3398               N/A                     N/A
-----------------------------------------------------------------------------------------------------------
August 1, 2006 ---
August 31, 2006                   33,000          9.6492               N/A                     N/A
-----------------------------------------------------------------------------------------------------------
September 1, 2006 ---
September 31, 2006                26,100          9.7568               N/A                     N/A
-----------------------------------------------------------------------------------------------------------
October 1, 2006 ---
October 31, 2006                  52,500          9.5393               N/A                     N/A
-----------------------------------------------------------------------------------------------------------
November 1, 2006 ---
November 30, 2006                 44,400          9.6376               N/A                     N/A
-----------------------------------------------------------------------------------------------------------
December 1, 2006--
December 31, 20065                35,400          9.6174               N/A                     N/A
-----------------------------------------------------------------------------------------------------------
January 1, 2007--
January 31, 2007                  37,700          9.5560               N/A                     N/A
-----------------------------------------------------------------------------------------------------------
February 1, 2007 -
February 28, 2007                 40,500          9.6061               N/A                     N/A
-----------------------------------------------------------------------------------------------------------
March 1, 2007 -
March 31, 2007                    20,200          9.6875               N/A                     N/A
-----------------------------------------------------------------------------------------------------------
April 1, 2007 -
April 30, 2007                    8,400           9.6103               N/A                     N/A
-----------------------------------------------------------------------------------------------------------
May 1, 2007 -
May 31, 2007                      36,000          9.5658               N/A                     N/A
-----------------------------------------------------------------------------------------------------------
Total                             410,600         9.5661               N/A                     N/A
-----------------------------------------------------------------------------------------------------------

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.


Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Municipal Premium Income Trust

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
July 19, 2007

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
July 19, 2007

/s/ Francis Smith
Francis Smith
Principal Financial Officer
July 19, 2007